POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 15, 1996          /s/ Michael J. Havala
                              ---------------------------
                              Michael J. Havala,
                              Principal Financial
                                and Accounting Officer

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.


Dated:  May 9, 1996           /s/ Michael G. Damone
                              -----------------------------
                              Michael G. Damone,
                              Director

                       POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 15, 1996          /s/ Kevin W. Lynch
                              -------------------------
                              Kevin W. Lynch, Director

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 15, 1996          /s/ Jay H. Shidler
                              -------------------------
                              Jay H. Shidler
                              Chairman of the Board of
                              Directors

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 15, 1996          /s/ Robert J. Slater
                              --------------------------
                              Robert J. Slater, Director

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 14, 1996          /s/ J. Steven Wilson
                              ---------------------------
                              J. Steven Wilson, Director

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 8, 1996           /s/ John Lesher
                              ----------------------
                              John Lesher, Director

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 15, 1996          /s/ Michael W. Brennan
                              ------------------------
                              Michael W. Brennan
                              Chief Operating Officer
                                and Director

                       POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of First Industrial Realty Trust, Inc., a corporation organized under the laws of the State of Maryland (the "Company"), hereby constitutes and appoints Michael T. Tomasz, Michael W. Brennan and Michael J. Havala, and each of them (with full power to each of them to act alone), my true and lawful attorneys-in-fact with full power to them, and each of them (with full power to each of them to act alone), to sign for me and in my name in the capacities indicated below, a Shelf Registration Statement on Form S-3 and any and all amend-ments (including post-effective amendments) thereto with respect to the registration of up to 1,500,000 shares of common stock, which may be sold from time to time by persons who are issued such shares of common stock in exchange for their units of limited partnership interest in First Industrial, L.P., and generally to do all such things in such capacities to enable the Company to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, or any of them, to said Registration Statement and any and all amendments (including post-effective amendments) thereto.

          IN WITNESS WHEREOF, the undersigned director and/or officer has hereunto set his hand, as of the date specified.



Dated:  May 15, 1996          /s/ Michael T. Tomasz
                              ----------------------------
                              Michael T. Tomasz
                              Principal Executive Officer
                                and Director